Exhibit 99.2


             FORM OF NOTICE OF GUARANTEED DELIVERY FOR

                        PURINA MILLS, INC.



           This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Purina Mills, Inc. ("PMI" or the "Company") made pursuant to the Prospectus, dated __________, 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach PMI prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The First National Bank of Chicago (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.



 Delivery to: The First National Bank of Chicago, Exchange Agent

                                                  By Hand
                            Facsimile           or Overnight
     By Mail:             Transmissions:          Delivery:

 (Registered or             (Eligible         The First National
    Certified              Institutions        Bank of Chicago
 Mail Recommended)            Only)           c/o First Chicago
The First National       (212) 240-8938         Trust Company
  Bank of Chicago                                of New York
c/o First Chicago                               14 Wall Street
  Trust Company                                   8th Floor,
   of New York             To Confirm             Window 2
  14 Wall Street          by Telephone            New York,
8th Floor, Window 2           or for            New York 10005
    New York,            Information Call:
  New York 10005          (212) 240-8801

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
DELIVERY.

Ladies and Gentlemen:

           Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to PMI the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of
Old Notes Tendered:                Name(s) of Record Holders(s):


$_____________________________
                                   ______________________________
Certificate Nos.
(if available):                    ______________________________
                                     Address(es):
______________________________

______________________________
                                   ______________________________

                                   ______________________________
If Old Notes will be delivered       Area Code and Telephone
by book-entry transfer to            Number(s):
The Depository Trust Company,
provide account number.
                                   ______________________________
                                          Signature(s):
Account Number________________
                                   ______________________________

                                   ______________________________


          THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                            GUARANTEE

             (Not to be used for signature guarantee)

           The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth above, the certificates representing all tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.



Name of
Firm:_________________________     ______________________________
                                       (Authorized Signature)

Address:______________________

______________________________

Area Code and
Telephone Number:_____________
                                   Title:________________________

                                   Name:_________________________

                                   Date:_________________________